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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) June 16, 2000



                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-13948            62-1612879
            --------                     -------            ----------
(State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation or organization)       File Number)      Identification No.)


100 NORTH POINT CENTER EAST, SUITE 600                        30022-8246
--------------------------------------                        ----------
ALPHARETTA, GEORGIA                                           (Zip Code)
(Address of principal executive offices)


(Registrant's telephone number, including area code):  1-800-514-0186


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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--------------------------------------------------------------------------------
ITEM 5.  OTHER EVENTS

The information in the registrant's press release dated June 16, 2000 attached as Exhibit 99 incorporated in this Item 5 by reference.



--------------------------------------------------------------------------------
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         See the Index to Exhibits that appears at the end of this document and which is incorporated by reference herein.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                                (Registrant)




                                       By:/s/ PAUL C. ROBERTS
                                          -------------------------------------
                                          Paul C. Roberts
                                          Chief Financial Officer and Treasurer

June 19, 2000





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                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                           CURRENT REPORT ON FORM 8-K
                               DATED JUNE 16, 2000


                                INDEX TO EXHIBITS


EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

99                Press Release of Schweitzer-Mauduit International, Inc. issued
                   June 16, 2000.